UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                               October 16, 2003
               Date of Report (Date of earliest event reported)

                          GENELABS TECHNOLOGIES, INC.
              (Exact name of registrant as specified in charter)

                                  California
                (State or other jurisdiction of incorporation)

                 0-19222                                        94-3010150
         (Commission File Number)                              (IRS Employer
                                                            Identification No.)

           505 Penobscot Drive
         Redwood City, California                                  94063
 (Address of principal executive offices)                       (Zip Code)


                                (650) 369-9500
             (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

         On October 16, 2003, Genelabs Technologies, Inc. (the "Company") entered into an Underwriting Agreement with Natexis Bleichroeder Inc. ("Natexis") providing for the issuance and sale of up to 23,000,000 shares of common stock. Pursuant to the terms of the Underwriting Agreement, the Agency Agreement between the Company and Natexis dated September 30, 2003 was terminated.


Item 7.  Financial Statements and Exhibits.

       EXHIBIT NO.         DESCRIPTION
       -----------         -----------

          99.1 Underwriting Agreement, dated October 16, 2003, by and between Genelabs Technologies, Inc. and Natexis Bleichroeder Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 2003

                                      GENELABS TECHNOLOGIES, INC.


                                      By: /s/  James A. D. Smith
                                          -------------------------------
                                          Name:   James A. D. Smith
                                          Title:  President

                                 EXHIBIT INDEX



       EXHIBIT NO.         DESCRIPTION
       -----------         -----------

          99.1 Underwriting Agreement, dated October 16, 2003, by and between Genelabs Technologies, Inc. and Natexis Bleichroeder Inc.